Exhibit 23.2

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 8, 2003 relating to the financial statements of MarketShare Recovery, Inc. as of December 31, 2002 and for the two years then ended as filed in the Company's Form 8-K/A on September 15, 2003.


                               /s/ Marcum & Kliegman LLP
                               --------------------------------
                               Marcum & Kliegman LLP
                               New York, New York
                               September 17, 2003